UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 6, 2000
                                -----------------
                Date of Report (Date of earliest event reported)


                             HEADWATERS INCORPORATED
                             -----------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                     0-27808                    87-0547337
        --------                     -------                    ----------
     (State or other           (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                              Identification No.)

                              3280 N. Frontage Road
                                 Lehi, UT 84043
                                 --------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (801) 768-4481
                                 --------------
              (Registrant's telephone number, including area code)


                            Covol Technologies, Inc.
                            ------------------------
         (Former name or former address, if changed since last report.)


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Item 5. Submission of Matters to a Vote of Security Holders, including Change in
Registrant's Name

A special meeting of stockholders of Headwaters Incorporated (formerly Covol Technologies, Inc.) was held on September 6, 2000 for the following purposes:

1. To vote on a proposal to authorize an amendment to the Certificate of Incorporation of Covol to change the name of Covol Technologies, Inc. to Headwaters Incorporated;
2. To vote on a proposal to ratify the adoption of the 2000 Employee Stock Purchase Plan;
3. To ratify the selection by the board of Arthur Andersen LLP as independent auditors of Covol for the fiscal year ending September 30, 2000.

A total of 16,608,190 shares were voted. The results of voting on these matters were as follows:

1. To authorize an amendment to the Certificate of Incorporation of Covol to change the name of Covol Technologies, Inc. to Headwaters
         Incorporated: for - 15,880,041; against - 631,801; abstain - 96,348.
2. To ratify the adoption of the 2000 Employee Stock Purchase Plan: for - 15,870,997; against - 677,030; abstain - 60,163.
3. To ratify the selection by the board of Arthur Andersen LLP as independent auditors of Covol for the fiscal year ending September 30, 2000: for - 16,409,410; against - 142,576; abstain - 56,204.

Covol has filed an amendment to its Certificate of Incorporation changing its name to Headwaters Incorporated, which amendment is filed as Exhibit 3.1.8 to this Form 8-K.

In connection with the name change to Headwaters Incorporated, the Company's Nasdaq ticker symbol has changed from "CVOL" to "HDWR."

Item 7. Financial Statements and Exhibits

         (c) The following exhibit is included herein:

         3.1.8 Certificate of Amendment of the Certificate of Incorporation dated September 6, 2000.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HEADWATERS INCORPORATED
                                                  Registrant

Date: September 19, 2000                          /s/ Kirk A. Benson
                                                  ------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer and
                                                  Principal Executive Officer

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